UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 23, 2007

Dhanoa Minerals Ltd.
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(Exact name of registrant as specified in its charter)

Nevada	333-129864	98-0470528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Martin Grove Road, Toronto, Ontario, Canada M9W 4X4
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 1-416-838-4348

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Mr. Paul Roberts is resigning from his positions of President, Secretary and Director of Dhanoa Minerals Ltd. (the “Company”). His resignation is effective at the close of business May 23, 2007. Mr. Roberts is resigning to pursue other opportunities and for personal reasons. There have been no disagreements between the Company and Mr. Roberts regarding the Company’s operations, policies or practices.

Upon the resignation of Mr. Roberts from all his positions with Dhanoa, Mr. Lee Balak will be the sole director of the Company. Mr. Balak expects to appoint new Company officers shortly.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

Not Applicable

(b) Pro Forma Financial Information

Not Applicable

(c) Exhibits.

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2007

Dhanoa Minerals Ltd.

By:  /s/ Paul Roberts

Name:  Paul Roberts
Title:   Chief Executive Officer and President